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                                                                    EXHIBIT 23.2







              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the incorporation by reference of this Registration Statement on Form S-8 of our report dated January 11, 1996 appearing on page 16 of Biodynamics International, Inc.'s Annual Report on Form 10-KSB for the year ended September 30, 1995.




/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
October 25, 1996
Tampa, Florida